                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                         ____________________


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): April 15, 2003



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1999-A
                    (Exact name of registrant as
                      specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

   The Servicer's Certificate for the month of March 2003 was distributed to Noteholders on April 15, 2003.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate for the month of
                                     March 2003.




                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ARCADIA RECEIVABLES FINANCE CORP.


                                By: /s/  Cindy A. Barmeier

                                 ----------------------------
                                         Cindy A. Barmeier
                                     Assistant Vice President



Date: April 08, 2003

                         Distribution Date Statement to Certificateholders

 Series Number:          ASSOC 1999-A
 Issuer:                 Arcadia Automobile Receivables Trust

 Accounting Date:        31-Mar-03
 Distribution Date:      15-Apr-03
 Distribution #:         49
 W.A.C.                  16.5788%

 W.A.M.                  20.9300


 Trustee:                Wells Fargo
                         Mike Clark  (612) 667-0549

 Bond Administrator:     CitiMortgage, Inc.
                         Dan Radev (636) 256-6411





------------------------------------------------------------------------------------------------------------
                                       Current       Next
 Class      Coupon Type                Coupon        Coupon        Original Par       CUSIP #

------------------------------------------------------------------------------------------------------------

         A1                       Fixed      4.96000%     4.96000%     $60,000,000.00       039006BL4
         A2                       Fixed      5.37300%     5.37300%    $153,000,000.00       039006BM2
         A3                       Fixed      5.75000%     5.75000%     $65,000,000.00       039006BN0
         A4                       Fixed      5.94000%     5.94000%    $105,000,000.00       039006BP5
         A5                       Fixed      6.12000%     6.12000%    $167,000,000.00       039006BQ3
                                                                     -----------------
                                       Class A Total                  $550,000,000.00


                                                                     -----------------
                                                                      $550,000,000.00



                           Distribution Date Statement to Certificate Holders

Series Number:       ASSOC 1999-A
Distribution Date:   4/15/2003

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Cum Unpaid
               Interest         Interest     Interest       Principal                   Interest Paid   Interest
     CLASS     Accrued         Shortfall    Recoveries      Recoveries   Interest Paid Per Certificate  Shortfall
----------------------------------------------------------------------------------------------------------------------

        A1         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A2         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A3         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A4         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A5   $446,623.20         $0.00          $0.00          $0.00       $446,623.20     2.67439042            $0.00
            ----------------------------------------------------------------------------------------------------------
A Total      $446,623.20         $0.00          $0.00          $0.00       $446,623.20                           $0.00


            ==========================================================================================================
 Total       $446,623.20         $0.00          $0.00          $0.00       $446,623.20                           $0.00



                             Distribution Date Statement to Certificateholders


Series_Number:          ASSOC 1999-A
Distribution Date:      4/15/2003


    -------------------------------------------------------------------------------------------------------------------
                                         Certificate                             Principal      Cumulative
                     Principal           Reductions         Principal            Paid           Principal
 CLASS               Due                 not part of        Paid                 Per            Loss
                                         distributions                           Certificate
    -------------------------------------------------------------------------------------------------------------------

                  A1               $0.00                $0.00              $0.00      0.00000000            0.00
                  A2               $0.00                $0.00              $0.00      0.00000000            0.00
                  A3               $0.00                $0.00              $0.00      0.00000000            0.00
                  A4               $0.00                $0.00              $0.00      0.00000000            0.00
                  A5       $6,425,235.82                $0.00      $6,425,235.82     38.47446599            0.00
                         ---------------------------------------------------------------------------------------
             A Total       $6,425,235.82                $0.00      $6,425,235.82                            0.00

                         ========================================================================================
          Total            $6,425,235.82                $0.00      $6,425,235.82                            0.00

                               Distribution Date Statement to Certificateholders

Series Number:           ASSOC 1999-A
Distribution Date:       4/15/2003




           ----------------------------------------------------------------------------------------------------------
                    Previous           Ending        Beginning         Ending           Ending      Final Scheduled
                    Period's           Period's     Balance Per        Balance Per      Balance     Distribution Date
CLASS               Balance            Balance       Certificate       Certificate     Pool Factor
          -----------------------------------------------------------------------------------------------------------

         A1              $0.00              $0.00       0.00000000         0.00000000      0.00000000      3/15/2000
         A2              $0.00              $0.00       0.00000000         0.00000000      0.00000000      1/15/2002
         A3              $0.00              $0.00       0.00000000         0.00000000      0.00000000      9/15/2002
         A4              $0.00              $0.00       0.00000000         0.00000000      0.00000000      8/15/2003
         A5     $87,573,175.59     $81,147,939.77     524.39027299       485.91580701      0.48591581     12/15/2006
              ------------------------------------
     A Total    $87,573,175.59     $81,147,939.77


              ====================================
      Total     $87,573,175.59     $81,147,939.77





                              Distribution Date Statement to Certificateholders


Series Number:            ASSOC  1999-A
Distribution Date:        4/15/2003


      Delinquency Status

    --------------------

                   30+ days       60+ days      90+ days

               ---------------------------------------------

    Amount       5,218,572.34   2,423,028.50       1,695,662.63

   Stated Collateral Information

   -------------------------------

               Service Fees       Beginning Balance       Ending Balance
           --------------------------------------------------------------

                 $91,222.06         $87,573,173.58        $81,147,937.76

   Advances

   ----------

        Beginning Advances                                    197,000.04

        Current Month's Advances                              102,682.50
        Advance Recovery                                     -104,160.45

        Ending Advances                                       195,522.09

   Spread Account Information

   ---------------------------

        Beginning Balance                                  11,000,000.00

        Deposit to Spread Account                                   0.00
        Spread Account Additional Deposit                     810,887.10

        Net Withdraw from the Spread Account                 -818,265.07
        Disbursements of Excess                                     0.00

        Interest earnings on Spread Account                     7,377.97
        Ending Balance                                     11,000,000.00


   Collection Account Summary

  ------------------------------

        Total Interest Received                             1,117,790.71

        Principal Prepayments                               1,563,580.11
        Principal Collected                                 3,169,089.10

        Total Principal Received                            4,732,669.21
        Total Payment Received                              5,850,459.92

        Net Liquidation Proceeds                              292,384.06
        Spread Account Withdraw                               818,265.07

        Collection Account Income                               3,449.98

        Total Available Funds                               6,963,081.08
        Net Payment to Trustee                              6,963,081.08




                 Liquidated Receivabl      Paid in Full Loan     Repurchased Loa     Deferrals

                ---------------------------------------------------------------------


Number                           192                 402                  7             258
Amount                  1,692,566.61        1,510,174.10          55,002.56    1,993,579.65





                      Current                    Current      3-Month      Trigger    EOD     Trigger            EOD      Capture
                      Month $     Cumulative     Month %      Average %       %         %     Broken    Cured    Broken   Event

                  ---------------------------------------------------------------------------------------------------------------


Delinquencies     9,337,263.47        N/A          11.5065%    10.5013%      8.31%     9.08%   Yes      N/A        Yes      No
Losses            1,400,182.55    60,704,413.27    11.1913%    10.9698%      9.36%    11.83%   Yes      No          No      No

Defaults          1,692,566.61   103,104,212.15   19.0545 %    18.7954%     18.73%    23.65%   Yes      No          No      No
